UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 9, 2003

HANOVER COMPRESSOR COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13071	76-0625124
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12001 North Houston Rosslyn Houston, Texas	77086
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 447-8787

ITEM 5. OTHER EVENTS

Hanover Compressor Company (the “Company”) entered into an Underwriting Agreement, dated December 9, 2003, among the Company, Hanover Compression Limited Partnership (the “Guarantor”), J.P. Morgan Securities Inc., as representative of the several underwriters listed in Schedule 1 thereto, and Citigroup Global Markets Inc., as independent underwriter, in connection with the issuance and sale by the Company of $200,000,000 aggregate principal amount of the Company’s 8.625% Senior Notes due 2010, which are fully and unconditionally guaranteed on a senior subordinated basis by the Guarantor (the “Senior Notes”). The Company closed the issuance and sale of the Senior Notes on December 15, 2003.

The Company also entered into an Underwriting Agreement, dated December 9, 2003, among the Company, J.P. Morgan Securities Inc., as representative of the several underwriters listed in Schedule 1 thereto, and Simmons & Company International, as independent underwriter, in connection with the issuance and sale by the Company of $143,750,000 aggregate principal amount of the Company’s 4.75% Convertible Senior Notes due 2014 (the “Convertible Notes”). The Convertible Notes are convertible into shares of the Company’s common stock at an initial conversion rate of 66.6667 shares of the Company’s common stock per $1,000 principal amount of the Convertible Notes (subject to adjustment in certain events) at any time prior to the stated maturity of the Convertible Notes or the redemption or repurchase of the Convertible Notes by the Company. The Company closed the issuance and sale of the Convertible Notes on December 15, 2003.

On December 15, 2003, the Company closed its new $350 million bank credit facility (the “Bank Credit Facility”) that amends and replaces the Company’s former bank credit facility. A copy of the Senior Credit Agreement executed and delivered in connection with the closing of the Bank Credit Facility is filed as Exhibit 10.1 and a copy of the Guarantee and Collateral Agreement executed and delivered in connection with the closing of the Bank Credit Facility is filed as Exhibit 10.2.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

1.1	Underwriting Agreement, dated December 9, 2003, among Hanover Compressor Company, Hanover Compression Limited Partnership, J.P. Morgan Securities Inc., as representative of the several underwriters listed in Schedule 1 thereto, and Citigroup Global Markets Inc., as independent underwriter.

1.2	Underwriting Agreement, dated December 9, 2003, among Hanover Compressor Company, J.P. Morgan Securities Inc., as representative of the several underwriters listed in Schedule 1 thereto, and Simmons & Company International, as independent underwriter.

4.1	Senior Indenture, dated as of December 15, 2003, between Hanover Compressor Company and Wachovia Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to the Registration Statement of Hanover Compressor Company and Hanover Compression Limited Partnership on Form 8-A under the Securities Act of 1934, as filed on December 15, 2003).

4.2	First Supplemental Indenture to Senior Indenture, dated as of December 15, 2003, among Hanover Compressor Company, Hanover Compression Limited Partnership and Wachovia Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.2 to the Registration Statement of Hanover Compressor Company and Hanover Compression Limited Partnership on Form 8-A under the Securities Act of 1934, as filed on December 15, 2003).

4.3	Form of Global Note representing $200,000,000 aggregate principal amount of 8.625% Senior Notes due 2010 (included in Exhibit 4.2 as Exhibit A thereto).

4.4	Second Supplemental Indenture to Senior Indenture, dated as of December 15, 2003, between Hanover Compressor Company and Wachovia Bank, National Association, as Trustee.

4.5	Form of Global Note representing $143,750,000 aggregate principal amount of 4.75% Convertible Senior Notes due 2014 (included in Exhibit 4.4 as Exhibit A thereto).

5.1	Opinion of Vinson & Elkins L.L.P.

10.1	Senior Credit Agreement among Hanover Compressor Company, Hanover Compression Limited Partnership, Bank One NA as Syndication Agent, JPMorgan Chase Bank, as Administration Agent, and the lenders parties thereto, dated as of December 15, 2003.

10.2	Guarantee and Collateral Agreement among Hanover Compressor Company, Hanover Compression Limited Partnership, certain of their subsidiaries named therein and JPMorgan Chase Bank, as collateral agent, dated as of December 15, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANOVER COMPRESSOR COMPANY

Date: December 15, 2003	By:	/s/ John E. Jackson

	Name: Title:	John E. Jackson Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated December 9, 2003, among Hanover Compressor Company, Hanover Compression Limited Partnership, J.P. Morgan Securities Inc., as representative of the several underwriters listed in Schedule 1 thereto, and Citigroup Global Markets Inc., as independent underwriter.

1.2	Underwriting Agreement, dated December 9, 2003, among Hanover Compressor Company, J.P. Morgan Securities Inc., as representative of the several underwriters listed in Schedule 1 thereto, and Simmons & Company International, as independent underwriter.

4.1	Senior Indenture, dated as of December 15, 2003, between Hanover Compressor Company and Wachovia Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to the Registration Statement of Hanover Compressor Company and Hanover Compression Limited Partnership on Form 8-A under the Securities Act of 1934, as filed on December 15, 2003).

4.2	First Supplemental Indenture to Senior Indenture, dated as of December 15, 2003, among Hanover Compressor Company, Hanover Compression Limited Partnership and Wachovia Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.2 to the Registration Statement of Hanover Compressor Company and Hanover Compression Limited Partnership on Form 8-A under the Securities Act of 1934, as filed on December 15, 2003).

4.3	Form of Global Note representing $200,000,000 aggregate principal amount of 8.625% Senior Notes due 2010 (included in Exhibit 4.2 as Exhibit A thereto).

4.4	Second Supplemental Indenture to Senior Indenture, dated as of December 15, 2003, between Hanover Compressor Company and Wachovia Bank, National Association, as Trustee.

4.5	Form of Global Note representing $143,750,000 aggregate principal amount of 4.75% Convertible Senior Notes due 2014 (included in Exhibit 4.4 as Exhibit A thereto).

5.1	Opinion of Vinson & Elkins L.L.P.

10.1	Senior Credit Agreement among Hanover Compressor Company, Hanover Compression Limited Partnership, Bank One NA as Syndication Agent, JPMorgan Chase Bank, as Administration Agent, and the lenders parties thereto, dated as of December 15, 2003.

10.2	Guarantee and Collateral Agreement among Hanover Compressor Company, Hanover Compression Limited Partnership, certain of their subsidiaries named therein and JPMorgan Chase Bank, as collateral agent, dated as of December 15, 2003.